UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

JEEVAN B. GORE, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
December 31, 2006

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2006

Contents

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	2
Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	6
Consolidated Statement of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Notes to Consolidated Financial Statements	9

Supplemental Information (Unaudited)

Consolidated Portfolio Asset Allocation	24
Consolidating Statement of Assets and Liabilities	25
Consolidating Statement of Operations	26
Directors and Officers	27
Approval of Investment Management Agreement	32

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Tennenbaum Opportunities Fund V, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Tennenbaum Opportunities Fund V, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2006, the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights for the period from October 10, 2006 (Inception) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Tennenbaum Opportunities Fund V, LLC (a Delaware Limited Liability Company) at December 31, 2006, the consolidated results of its operations, changes in its net assets and its cash flows, and the financial highlights for the period from October 10, 2006 (Inception) to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

February 27, 2007

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2006

	Cost	Fair Value
Assets
Investments in securities
Debt securities	$110,443,151	$111,577,123
Equity securities	5,450,801	5,535,418
Total investments in securities	115,893,952	117,112,541

Cash and cash equivalents		122,969,463
Accrued interest income on securities		1,277,380
Deferred equity placement costs		1,170,000
Prepaid expenses and other assets		440,032
Deferred debt issuance costs		5,915,914
Total assets		248,885,330

Liabilities
Credit facility payable		72,000,000
Payable for investment securities purchased		18,035,005
Management and advisory fees payable		1,298,958
Rating agency fees payable		900,000
Equity placement costs payable		495,000
Interest payable		55,873
Accrued expenses and other liabilities		512,041
Total liabilities		93,296,877

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized,
issued and outstanding		280,000
Accumulated dividends on Series Z preferred stock		5,164
Total preferred stock		285,164

Preferred limited partnership interests
Series A preferred limited partnership interests in Tennenbaum Opportunities
Partners V, LP; $20,000/interest liquidation preference; 25,000
interests authorized, 500 interests issued and outstanding		10,000,000
Accumulated dividends on Series A preferred limited partnership interests		22,242
Total preferred limited partnership interests		10,022,242

Minority interest
General partnership interest in Tennenbaum Opportunities Partners V, LP		-

Net assets applicable to common shareholders		$145,281,047

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized,
7,250 shares issued and outstanding		$7
Paid-in capital in excess of par		144,089,857
Accumulated net investment loss		-
Accumulated net realized loss on investments		-
Accumulated net unrealized appreciation on investments		1,218,589
Accumulated dividends to Series A preferred limited partnership interests		(22,242)
Accumulated dividends to Series Z preferred shareholders		(5,164)
Net assets applicable to common shareholders		$145,281,047

Common stock, NAV per share		$20,038.77

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (46.48%)
Bank Debt (34.72%) (1)
Automobiles (9.69%)
EaglePicher Holdings Inc., 2nd Lien Term Loan, LIBOR +8.5%, due 6/30/11
(Acquired 11/24/2006, Amortized Cost $10,308,333)	$10,000,000	$10,325,000	4.30%
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11
(Acquired 11/24/2006, Amortized Cost $3,766,590)	$3,729,297	3,766,590	1.57%
EaglePicher Holdings Inc., Tranche B Term Loan, LIBOR + 4.5%, due 12/30/2010
(Acquired 10/12/2006, Amortized Cost $2,999,925)	$2,985,000	2,989,976	1.25%
NaviStar International Corp., 1st Lien Delayed Draw Term Loan, LIBOR + 5.0%,
due 02/22/2009 (Acquired 10/25/2006, Amortized Cost $6,147,917)	$6,066,667	6,158,613	2.57%
Total Automobiles		23,240,179

Broadcasting and Entertainment (5.22%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR + 4.5% ,
due 03/29/2014 (Acquired 11/22/2006, Amortized Cost $12,577,969)	$12,250,000	12,540,938	5.22%

Mining, Steel, Iron and Non-Precious Metals (10.49%)
Longyear Global Holdings, Inc., Senior Unsecured Term Loan, LIBOR + 8.5%,
due 04/07/2008 (Acquired 10/25/2006, Amortized Cost $24,500,000)	$25,000,000	25,182,300	10.49%

Personal, Food and Miscellaneous Services (4.60%)
Toys R Us, Real Estate Term Loan, LIBOR + 3.0%, due 12/09/2008
(Acquired 10/18/2006, Amortized Cost $11,031,875)	$11,000,000	11,055,000	4.60%

Personal Transportation (4.72%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 03/16/2008
(Acquired 10/19/2006, Amortized Cost $11,352,500)	$11,000,000	11,328,031	4.72%

Total Bank Debt Securities (Cost $82,685,109)		83,346,448

Corporate Debt Securities (11.76%)

Leisure, Amusement, Motion Pictures and Entertainment (7.57%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$19,646,000	18,172,550	7.57%

Telecommunications (4.19%)
Level 3 Financing, Inc. Floating Rate Note, LIBOR+6.375%, due 3/15/11	$9,500,000	10,058,125	4.19%

Total Corporate Debt Securities (Cost $27,758,042)		28,230,675

Total Debt Securities (Cost $110,443,151)		111,577,123

Equity Securities (2.31%)
Miscellaneous Securities (2.31%) (2), (3)	699,800	5,535,418	2.31%

Total Equity Securities (Cost $5,450,801)		5,535,418

Total Investment in Securities (Cost $115,893,952)		$117,112,541

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Cash and Cash Equivalents (51.21%)
Abbey National of North America Commercial Paper, 5.30%, due 01/08/2007	$11,000,000	$10,982,186	4.57%
American Express Commercial Paper, 5.28%, due 01/09/2007	$11,000,000	10,980,640	4.57%
Bear Stearns Commercial Paper, 5.26%, due 01/18/2007	$10,500,000	10,466,248	4.36%
Chevron Corporation Commercial Paper, 5.20%, due 01/18/2007	$11,000,000	10,966,633	4.57%
Citigroup Commercial Paper, 5.29%, due 01/05/2007	$11,000,000	10,976,932	4.57%
GECC Commercial Paper, 5.23%, due 01/08/2007	$11,000,000	10,979,792	4.57%
Rabobank Commercial Paper, 5.24%, due 01/02/2007	$11,000,000	10,993,596	4.58%
Toyota Motor Credit Corp Commercial Paper, 5.24%, due 01/19/2007	$11,000,000	10,964,776	4.57%
UBS Finance Commercial Paper, 5.265%, due 01/22/2007	$7,000,000	6,968,264	2.90%
Union Bank of California Certificate of Deposit, 5.26%, due 01/29/2007	$11,000,000	11,000,000	4.58%
US Treasury Bill, 4.20%, due 01/04/2007	$3,000,000	2,997,900	1.25%
Wells Fargo Bank Overnight REPO	$13,421,066	13,421,066	5.59%
Cash Held on Account at Various Institutions	$1,271,430	1,271,430	0.53%
Total Cash and Cash Equivalents		122,969,463

Total Cash and Investments in Securities		$240,082,004	100.00%

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(3)	Non-income producing security.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $120,049,822 and $4,127,462, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2006 was $83,346,448, or 34.72% of total cash and investments of the Company.

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Period from October 10, 2006 (Inception) to December 31, 2006

Investment income
Interest income from investment in securities	$2,641,133
Other income	94,667
Total interest and related investment income	2,735,800

Operating expenses
Management and advisory fee	2,848,353
Organizational costs	160,563
Legal fees, professional fees and due diligence expenses	118,438
Insurance expense	101,546
Interest expense	55,873
Commitment fees	35,606
Amortization of deferred debt issuance costs	26,209
Director fees	65,284
Other operating expenses	130,656
Total expenses	3,542,528

Net investment loss	(806,728)

Net realized and unrealized gain on investments
Net realized loss on investments	(28,408)

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	-
Net unrealized appreciation, end of period	1,218,589
Net change in unrealized appreciation on investments	1,218,589
Net realized and unrealized gain on investments	1,190,181

Net change in accumulated dividends to Series A preferred
limited partnership interests	(22,242)
Net change in accumulated dividends to Series Z
preferred shareholders	(5,164)

Net increase in net assets applicable to common shareholders
resulting from operations	$356,047

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Changes in Net Assets

Period from October 10, 2006 (Inception) to December 31, 2006

Common shareholders committed capital	$725,000,000

Net assets applicable to common shareholders, beginning of period	$-

Common shareholders contributions	145,000,000
Equity placement and offering cost charged to paid-in capital	(75,000)
Common shareholders contributions, net	144,925,000

Net investment loss	(806,728)
Net realized loss on investments	(28,408)
Net change in unrealized appreciation on investments	1,218,589
Net change in accumulated dividends to Series A preferred
limited partnership interests	(22,242)
Net change in accumulated dividends to Series Z preferred
shareholders	(5,164)

Net increase in net assets applicable to common shareholders	356,047
resulting from operations

Net assets applicable to common shareholders, end of period	$145,281,047

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Period from October 10, 2006 (Inception) to December 31, 2006

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$356,047
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss on investments	28,408
Net change in unrealized appreciation on investments	(1,218,589)
Increase in accumulated dividends to Series Z preferred shareholders	5,164
Increase in accumulated dividends to Series A preferred limited
partnership interests	22,242
Amortiztion of deferred debt issuance costs	26,209
Changes in assets and liabilities:
Purchases of investment securities	(120,049,822)
Proceeds from sales, maturities and paydowns of investment securities	4,127,462
Increase in accrued interest income on securities	(1,277,380)
Increase in prepaid expenses and other assets	(440,032)
Increase in payable for investment securities purchased	18,035,005
Increase in management and advisory fees payable	1,298,958
Increase in rating agency fees payable	900,000
Increase in interest payable	55,873
Increase in accrued expenses and other liabilities	512,041
Net cash used in operating activities	(97,618,414)

Financing activities
Proceeds from issuance of Common Shares	145,000,000
Proceeds from issuance of Series Z preferred shares	280,000
Proceeds from draws on credit facility	72,000,000
Proceeds from issuance of Series A preferred limited partnership interests in
Tennenbaum Opportunities Partners V, LP	10,000,000
Increase in debt issuance costs	(5,942,123)
Increase in equity placement and offering costs	(750,000)
Net cash provided by financing activities	220,587,877

Net increase in cash and cash equivalents	122,969,463
Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$122,969,463

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2006

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company“), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s Certificate of Formation was filed with the Delaware Secretary of State on September 27, 2006. The Company has elected to be treated as a regulated investment company (“RIC“) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Company’s investment operations commenced and initial funding was received on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets totaling $145,565,245 to Tennenbaum Opportunities Partners, LP, a Delaware limited partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partnership interests in a non-taxable transactions. The contributed assets consisted of investment securities of $109,052,546 (including unrealized gain $1,232,304), cash of $49,518,680, and other liabilities over assets of $13,005,981. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. The Partnership’s Certificate of Limited Partnership was filed with the Delaware Secretary of State on September 29, 2006. Following the asset transfer, all portfolio activity is conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP“), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, Tennenbaum & Co., SVOF/MM and their members and affiliates may be considered related parties.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies for the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common interests and preferred interests voting together as a single class.

Company Structure

Total current maximum capitalization of the consolidated Company is approximately $1.45 billion, consisting of $725 million of common equity commitments, $242 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $483 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”), and $280,000 in Series Z preferred stock of the Company. Such amounts are subject to increase. The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Common Equity

Investors have committed to purchase $725 million of the Company’s common shares over a three-year period on dates specified by the Company. On October 10, 2006, each investor contributed 20% of its capital commitment to purchase common shares. As of December 31, 2006, the ratio of contributed to committed capital was 0.20:1.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

Preferred Limited Partnership Interests

At December 31, 2006, the Partnership had 500 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2006, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the Senior Facility credit agreement), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of December 31, 2006 and the consolidated results of its operations, its consolidated cash flows, and the consolidated changes in net assets for the period ended December 31, 2006. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Series A Preferred. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2006, all of the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)
for semi-liquid investment positions with a value of 2% of the Partnership’s Total Capitalization (as defined in the Senior Facility credit agreement) or greater but less than 4% of Total Capitalization, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than 4% of Total Capitalization, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of 2% of Total Capitalization or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii)  Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii)  Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2006, the Partnership did not hold any investments denominated in foreign currencies.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $5,942,123 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Equity Placement and Offering Costs

Placement and offering costs in 2006 for the Company’s common equity was $1.25 million. $75,000 of the costs was charged to paid-in capital at the fund’s initial closing; the remaining amount will be charged to paid-in capital in connection with future capital calls. Non-cash financing activities not included in the consolidated statement of cash flows relate to incurred equity placement and offering costs of $495,000.

Organization Costs

Organization costs of $0.16 million were incurred in connection with the formation of the Partnership and expensed to operations in 2006.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

 2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Interestholders

Dividends and distributions to the Company’s common shareholders are recorded on the ex-dividend date. The amount to be paid by the Partnership as a distribution to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a dividend to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted for permanent book and tax differences. These adjustments are primarily due to the Company’s net operating loss, non-deductible expenses, and differing book and tax treatments for short-term realized gains, and have no impact on net assets or the results of operations.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassification among undistributed (or distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss), and paid-in capital. These differences are primarily due to a tax-basis net operating loss and non-deductible expenses. At December 31, 2006 the Company reclassified the following losses to paid-in capital:

Net investment loss	$(806,728)
Net realized loss	(28,408)
Total loss reclassified to paid-in capital	$(835,136)

At December 31, 2006, the Company had no distributable earnings on a tax basis from either ordinary income or long-term capital gains. Cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Company were as follows:

Unrealized appreciation	$1,297,538
Unrealized depreciation	(78,949)
Net unrealized appreciation	$1,218,589

Cost	$115,893,952

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company and the Partnership beginning January 1, 2007. At this time, the Company and the Partnership are assessing the potential impact of FIN 48 on the financial statements.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. At this time, the Company and the Partnership are assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the General Partner with respect to any accounting period are determined as follows:

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

3. Allocations and Distributions (continued)

Directors, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2006, the Partnership’s cumulative annualized return did not exceed the 8% threshold; accordingly, no allocation to the General Partner was made.

The Partnership’s Series A Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Preferred Interests that are CP Conduits, the higher of (ii) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments. No distributions to the Series A Preferred Interestholders were made during the period ended December 31, 2006.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.50% of the sum of the amount of the Series A Preferred, the maximum amount available under the Senior Facility, and the total committed common equity, subject to reduction by (i) returns of contributed common equity, (ii) the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and (iii) the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total committed capital is $1.45 billion, consisting of $725 million of common equity commitments, approximately $242 million of Series A Preferred, and approximately $483 million of debt. In addition, the Investment Manager is entitled to an allocation as discussed in Note 3, above. The Co-Manager receives a portion of the management fee paid to the Investment Manager, and a portion of the allocation paid to the General Partner, as compensation for its services.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $483,000,000. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations. Advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $96,600,000 in borrowings are outstanding.

During the periods from October 10, 2006 (Company inception) to December 31, 2006 and December 15, 2006 (Partnership inception) to December 31, 2006, daily weighted-average debt outstanding was $4,253,012 and $20,764,706, respectively, and the weighted-average interest rate on outstanding debt was 5.70%. There were no interest payments made under the Senior Facility during either period ended December 31, 2006.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

7. Series Z Preferred Capital

In addition to the Partnership’s Series A Preferred described in Note 1, the Company had 560 Series Z preferred shares issued and outstanding as of December 31, 2006. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Shareholders’ Capital

Issuances of common stock to the Company’s investors for the period ended December 31, 2006 were as follows:

Period Ended December 31, 2006
Number of common shares issued	7,250

Gross proceeds from share issuance	$145,000,000
Equity placement costs	(75,000)
Net proceeds	$144,925,000

9. Subsequent Events

During the week of February 19, 2007, the Company received an additional $260 million in common shareholder commitments, and on February 26, 2007 increased its common limited partnership interest commitment in the Partnership by $260 million.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

10. Financial Highlights

Period from
October 10, 2006
(inception) to
December 31, 2006
Per Common Share(1)
Net asset value, beginning of period	$19,989.66

Investment operations:
Net investment loss	(111.27)
Net realized and unrealized gain	164.16
Net change in accumulated dividends to Series Z
shareholders	(0.71)
Net change in accumulated dividends to
Series A preferred limited partnership interests	(3.07)

Total from investment operations	49.11

Net asset value, end of period	$20,038.77

Period return on invested assets (2), (3)	3.2%

Total return to common shareholders (2), (4)	0.2%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

10. Financial Highlights (continued)

Period from
October 10, 2006
(inception) to
December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$145,281,047
Net investment (loss) / average common shareholder equity (5), (6), (7)	(3.3%)

Expenses and General Partner allocation/average common shareholder equity
Operating expenses (5), (6), (7)	14.3%
General Partner interest allocation	0.0%
Total expenses and General Partner interest allocation	14.3%

Portfolio turnover rate (2)	6.1%
Weighted-average debt outstanding	$4,253,012
Weighted-average interest rate	5.7%
Weighted-average number of shares	7,250
Average debt per share	$587.00

Annualized Inception to Date Performance Data as of December 31, 2006:
Return on common equity (4), (5)	0.7%
Return on invested assets (5)	15.0%
Internal rate of return (8)	0.9%

Asset Coverage:

December 31, 2006
Series Z Preferred Stock:
Shares outstanding	560
Involuntary liquidation value per share	$509
Asset coverage per share	$1,349

Senior Secured Revolving Credit Facility:
Debt outstanding	$72,000,000
Asset coverage per $1,000 of debt outstanding	$217,957

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(5)	Annualized for periods of less than one year.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(7)	The per share amounts and percentages reflect income and expenses assuming inclusion of TOFV’s proportionate share of the income and expenses of TOPV.

(8)
Returns are net of dividends to preferred limited partners of the Partnership, performance allocations to the General Partner, and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (% of Cash and Investments)

December 31, 2006

Tennenbaum Opportunities V Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

December 31, 2006

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments in securities
Debt securities	$-	$111,577,123	$-	$111,577,123
Equity securities	-	5,535,418	-	5,535,418
Total investments in securities	-	117,112,541	-	117,112,541

Investments in subsidiary	145,014,518	-	(145,014,518)	-

Cash and cash equivalents	-	122,969,463	-	122,969,463
Accrued interest income on securities	-	1,277,380	-	1,277,380
Deferred equity placement costs	1,170,000	-	-	1,170,000
Deferred debt issuance costs	-	5,915,914	-	5,915,914
Prepaid expenses and other assets	101,546	338,486	-	440,032
Total assets	146,286,064	247,613,784	(145,014,518)	248,885,330

Liabilities
Credit facility payable	-	72,000,000	-	72,000,000
Payable for investment securities purchased	-	18,035,005	-	18,035,005
Management and advisory fees payable	-	1,298,958	-	1,298,958
Rating agency costs payable	-	900,000	-	900,000
Equity placement costs payable	495,000	-	-	495,000
Interest payable	-	55,873	-	55,873
Accrued expenses and other liabilities	224,853	287,188	-	512,041
Total liabilities	719,853	92,577,024	-	93,296,877

Preferred interests/stock
Series A preferred limited partnership interests; $20,000/interest liquidation
preference; 25,000 interests authorized, 500 issued and outstanding	-	10,000,000	(10,000,000)	-
Accumulated dividends on Series A preferred limited partnership interest	-	22,242	(22,242)	-
Series Z preferred stock; $500/share liquidation preference; 560 shares
authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	5,164	-	-	5,164
Total preferred interest/stock	285,164	10,022,242	(10,022,242)	285,164

Preferred limited partnership interests
Series A preferred limited partnership interests in Tennenbaum Opportunities
Partners V, LP; $20,000/interest liquidation preference; 25,000
interests authorized, 500 issued and outstanding	-	-	10,000,000	10,000,000
Accumulated dividends on Series A preferred limited partnership interest	-	-	22,242	22,242
Total preferred limited partnership interests	-	-	10,022,242	10,022,242

Minority interest
General partnership interest in Tennenbaum Opportunities Partners V, LP	-	-	-	-

Net assets applicable to common shareholder	$145,281,047	$145,014,518	$(145,014,518)	$145,281,047

Composition of net assets applicable to common shareholder

Common stock, $0.001 par value; unlimited shares authorized,
7,250 shares issued and outstanding	$7	$-	$-	$7
Paid-in capital in excess of par	144,089,857	-	-	144,089,857
Paid-in capital	-	144,332,941	(144,332,941)	-
Accumulated net investment loss	-	(486,400)	486,400	-
Accumulated net realized loss on investments	-	(28,370)	28,370	-
Accumulated net unrealized appreciation on investments	1,218,589	1,218,589	(1,218,589)	1,218,589
Accumulated dividends to Series A preferred limited partnership interests	(22,242)	(22,242)	22,242	(22,242)
Accumulated dividends to Series Z preferred shareholders	(5,164)	-	-	(5,164)
Net assets applicable to common shareholders	$145,281,047	$145,014,518	$(145,014,518)	$145,281,047

Tennenbaum Opportunities V Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Period from October 10, 2006 (Inception) to December 31, 2006

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income from investment in securities	$1,958,045	$683,088	$-	$2,641,133
Other income	-	94,667	-	94,667
Total interest and related investment income	1,958,045	777,755	-	2,735,800

Operating expenses
Management and advisory fees	1,958,669	889,684	-	2,848,353
Organizational costs		160,563	-	160,563
Legal fees, professional fees and due diligence expenses	53,438	65,000	-	118,438
Interest expense	-	55,873	-	55,873
Commitment fees	-	35,606	-	35,606
Amortization of deferred debt issuance costs	-	26,209	-	26,209
Director fees	49,917	15,367	-	65,284
Insurance expense	89,171	12,375	-	101,546
Other operating expenses	127,178	3,478	-	130,656
Total expenses	2,278,373	1,264,155	-	3,542,528

Net investment loss	(320,328)	(486,400)	-	(806,728)

Net realized and unrealized gain (loss) on investments
Net realized loss on investments	(38)	(28,370)	-	(28,408)

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	-	1,232,304	(1,232,304)	-
Net unrealized appreciation, end of period	(550,726)	1,218,589	550,726	1,218,589
Net change in unrealized appreciation on investments	(550,726)	(13,715)	1,783,030	1,218,589
Net realized and unrealized gain (loss) on investments	(550,764)	(42,085)	1,783,030	1,190,181

Net change in accumulated dividends to
Series A preferred limited partnership interests	-	(22,242)	-	(22,242)
Net change in accumulated dividends to Series Z preferred shareholders	(5,164)	-	-	(5,164)

Net increase in net assets applicable to common
shareholders resulting from operations	$(876,256)	$(550,727)	$1,783,030	$356,047

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The Boards of Directors govern the Company and the Partnership and are responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Forms N-2 of the Company and the Partnership will include more information about the Directors. Shareholders may request a free copy of the Forms N-2, when available, by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age at December 31, 2006)
Principal Occupation(s)

Edwin A. Huston (68)
- Year of Election or Appointment: 2006
- Director and Audit Committee Chairman of the Company. Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation. Mr. Huston serves as a director and audit committee chairman of both Unisys Corporation and Kaman Corporation, and as a director and chair of the compensation committee of Answerthink, Inc. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees two portfolios in the fund complex as a director.

Gerald J. Lewis (73)
- Year of Election or Appointment: 2006
- Director and Audit Committee Member of the Company. Mr. Lewis is a private judge, arbitrator and mediator and a former Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator, Inc., Bolsa Chica Company, Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (magna cum laude) and the Harvard Law School. Mr. Lewis oversees two portfolios in the fund complex as a director.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

2. Interested Directors and Officers

Name (Age at December 31, 2006)
Principal Occupation(s)

Michael E. Tennenbaum (71)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc. Anacomp, Inc., and WinCup. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Mark K. Holdsworth (41)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (39)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Michael E. Leitner is a Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (39)
- Year of Election or Appointment: 2006
- Director, President, and Authorized Person of the Company and the Partnership. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees five portfolios in the fund complex as a director.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Hugh Steven Wilson (59)
- Year of Election or Appointment: 2006
- Chief Executive Officer and Authorized Person of the Company and the Partnership. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He is a member of the board of directors of Pemco Aviation Group, Inc., Enterasys Networks, Inc. and the Elizabeth Glaser Pediatric Aids Foundation. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Peyman S. Ardestani (38)
- Year of Election or Appointment: 2006
- Chief Financial Officer of the Company and the Partnership. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Paul L. Davis (33)
- Year of Election or Appointment: 2006
- Chief Compliance Officer of the Company and the Partnership. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

David A. Hollander (45)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for sixteen years as an attorney at O’Melveny & Myers. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Partnership)

Approval of Investment Management Agreement
(Unaudited)

On September 29, 2006, the Board of Directors of the Company and the Partnership (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreements and Co-Management Agreements (each a “Management Agreement” and collectively, the “Management Agreements”) for an initial two-year term.

In considering whether to recommend approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services expected to be provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager are expected to provide to the Funds. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Funds, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Funds and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of investment vehicles such as the Funds.

(ii) Investment performance of the Investment Manager. In view of the absence of any historical operations by the Funds, the Independent Directors reviewed the past investment performance of other funds managed by the Investment Manager and the Co-Manager, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that such other funds had performed satisfactorily.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Partnership)

Approval of Investment Management Agreement (Continued)
(Unaudited)

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Funds. The Independent Directors considered the estimated cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Funds or the Investment Manager and Co-Manager would be responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Funds.

The Independent Directors also reviewed information regarding the estimated profitability to the Investment Manager of its relationship with the Funds and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Funds. The Independent Directors found that the profits estimated to be realized by the Investment Manager from its relationship with the Funds were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on profitability to the Co-Manager of its relationship with the Funds. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the proposed management fee and carried interest for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. In light of the Funds’ predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Funds and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Funds’ Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended approval of each of the Management Agreements.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Edwin A. Huston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent” pursuant to the general instructions to Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $27,800 for 2006 and $0 for 2005.

(b) Audit-Related Fees. Not Applicable.

(c) Tax Fees. Not Applicable.

(d) All Other Fees. Not applicable.

(e) (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) Non-audit fees. Not applicable.

(h)  The Registrant’s independent auditors did not provide non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004

Adopted by SVCF and SVCP July 18, 2006
Adopted by TOFV and TOPV September 29, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1)  The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC and Mezzco II LLC, the General Partners of Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life’s Investment Management Department to Babson on January 1, 2000. He is a CFA.

(b) (2)  Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of nine other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $3,119.4 million (including one registered investment company with assets of $247.6 million that is consolidated with the Registrant), three other pooled investment vehicles with combined assets of approximately $78.0 million, and one separate account with assets of approximately $1.1 million, each as of December 31, 2006, except that Mr. Spencer is not primarily responsible for the day-to-day management of the aforementioned separate account, one of the aforementioned registered investment companies with assets of $590.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $15.8 million, each as of December 31, 2006. The advisory compensation of each of these accounts is based in part on the performance of the account.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $415.7 million, five other pooled investment vehicles with combined assets of approximately $577.3 million, and approximately $1.38 billion of the $58.5 billion general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company managed by Babson. The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other TCP Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the TCP Portfolio Managers except Messrs. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant, the other registered investment companies that pay performance fees, and the separate account. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2006 is as follows:

Mark K. Holdsworth	$500,001-$1,000,000
Michael E. Leitner	$10,001-$50,000
Howard M. Levkowitz	$500,001-$1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(c) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 12, 2007

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: March 12, 2007